==================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
August 12, 2003

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(832) 237-6053
(Registrant's telephone number, including area code)

==================================================================================

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

The Trull Heirs Lease and the Ellis Lease have expired.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.     REGULATION FD DISCLOSURE

The Company issued a release which is filed herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 12, 2003.

TEXEN OIL & GAS, INC.
BY:	/s/ R. M. Baker
Robert M. Baker, Principal Executive Officer